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                                                                   EXHIBIT 10.24

                HEALTHDYNE INFORMATION ENTERPRISES, INC. ("HIE")
                        EMPLOYEE STOCK PURCHASE PLAN (A)
         ENROLLMENT, PAYROLL DEDUCTION AUTHORIZATION AND WITHDRAWAL FORM

                                  CONFIDENTIAL

To:      HIE Human Resources Department

Fm:                                              ;
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                      (printed name)                          (signature)
Date:
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Subj:    Employee Stock Purchase Plan ("ESPP")

1. INDICATE WITH AN X ONE (AND ONLY ONE) START DATE (INCLUDING THE YEAR) FROM THE FOLLOWING LIST:

         _____ January 1, 199__ (b)              _____ April 1, 199__ (b)
         _____ July 1, 199__ (b)                 _____ October 1, 199__ (b)

2.       INDICATE THE DOLLAR AMOUNT TO BE WITHHELD FROM YOUR PAYCHECK EACH
         PAYDAY: $__________________ (MUST BE at least $25, but less than 10% of such compensation)

3.       PRINT THE EXACT NAME FOR THE STOCK CERTIFICATE AND COMPLETE MAILING
ADDRESS:

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4. PRINT THE NAME, RELATIONSHIP (IF ANY) AND ADDRESS OF YOUR DESIGNATED
BENEFICIARY (TO BE USED IN THE EVENT OF YOUR DEATH):
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THE FOLLOWING IS APPLICABLE ONLY TO ESPP PARTICIPANTS DESIRING TO STOP THEIR
PAYROLL DEDUCTIONS FOR THE ESPP:

Stop my ESPP payroll deductions effective with the payroll period starting ______________(date) and (CHECK ONE) _________ return my accumulated ESPP payroll deductions (without interest) to me as soon as possible OR _____ use my accumulated ESPP payroll deductions to purchase the appropriate number of shares of HIE common stock at the end of the quarterly period as provided for by the ESPP.

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NOTES: A copy of the HIE ESPP is available at the reception desk in each office.
       Once enrolled, your enrollment will carryover to future quarters. In other words, you do not have to enroll each quarter to remain in the ESPP. To terminate your participation in the ESPP while still an employee, you must complete the TERMINATION section of this form above and submit it to Payroll.

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FOR PAYROLL USE ONLY: Reviewed by -                    Date -
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